Provision for liabilities and charges (Tables)	12 Months Ended
Dec. 31, 2017
Provisions for liabilities and charges
Schedule for provisions for liabilities and charges

	Group
	Payment	Other	Residential	Litigation and
	protection	customer	mortgage backed	other	Property
Provisions for liabilities and charges	insurance (1)	redress	securities (2)	regulatory (3)	and other (4)	Total
	£m	£m	£m	£m	£m	£m
At 1 January 2017	753	562	4,966	86	292	6,659
Transfer to disposal groups	—	—	(1,683)	(12)	(27)	(1,722)
Acquisition of business	—	55	—	4	13	72
Currency translation and other movements	—	—	(386)	(14)	27	(373)
Charge to income statement
- from continuing operations	107	31	—	50	276	464
- from discontinued operations	—	—	600	—	8	608
Releases to income statement
- from continuing operations	(3)	(43)	—	(2)	(78)	(126)
- from discontinued operations	—	—	(50)	—	—	(50)
Provisions utilised	(225)	(219)	(3,447)	(47)	(196)	(4,134)

At 31 December 2017	632	386	—	65	315	1,398

	Bank
	Payment	Other	Litigation
	protection	customer	and other	Property
Provisions for liabilities and charges	insurance (1)	redress	regulatory (3)	and other (4)	Total
	£m	£m	£m	£m	£m
At 1 January 2017	744	538	—	251	1,533
Acquisition of business	—	—	—	1	1
Currency translation and other movements	—	—	(1)	(1)	(2)
Charge to income statement	107	33	5	209	354
Releases to income statement	(6)	(47)	—	(66)	(119)
Provisions utilised	(223)	(198)	(2)	(152)	(575)

At 31 December 2017	622	326	2	242	1,192

For the notes to these tables refer to the following page.

Notes:

(1)

To reflect the increased volume of complaints following the FCA’s introduction of an August 2019 timebar as outlined in FCA announcement CP17/3 and the introduction of new Plevin (unfair commission) complaint handling rules, the Group increased its provision for PPI by £107 million in 2017 (2016 - £362 million, 2015 - £359 million, 2014 - £440 million) bringing the cumulative charge to £3.0 billion, of which £2.1 billion (70%) in redress and £0.3 billion in administrative expenses had been paid by 31 December 2017. Of the £3.0 billion cumulative charge, £2.7 billion relates to redress and £0.3 billion to administrative expenses.

The principal assumptions underlying the Group’s provision in respect of PPI sales are: assessment of the total number of complaints that the Group will receive before 29 August 2019; the proportion of these that will result in redress; and the average cost of such redress. The number of complaints has been estimated from an analysis of the Group’s portfolio of PPI policies sold by vintage and by product. Estimates of the percentage of policyholders that will lodge complaints (the take up rate) and of the number of these that will be upheld (the uphold rate) have been established based on recent experience, guidance in FCA policy statements and the expected rate of responses from proactive customer contact. The average redress assumption is based on recent experience and FCA calculation rules. The table below shows the sensitivity of the provision to changes in the principal assumptions (all other assumptions remaining the same).

			Sensitivity
Assumptions	Actual to date	Future expected	Change in assumption %	Consequential change in provision £m
Customer initiated complaints (1)	1,423k	256k	+/-5	+/-18
Uphold rate (2)	90%	94%	+/-1	+/-4
Average redress (3)	£1,681	£1,476	+/-5	+/-18
Processing costs per claim (4)	£160	£142	+/- £10	+/- 1

Notes:

(1)	Claims received directly by the Group to date, including those received via CMCs and Plevin (commission) only. Excluding those for proactive mailings and where no PPI policy exists.
(2)	Average uphold rate per customer initiated claims received directly by the Group to end of timebar for both PPI (mis-sale) and Plevin (commission), excluding those for which no PPI policy exists.
(3)	Average redress for PPI (mis-sale) and Plevin (commission) pay-outs.
(4)	Processing costs per claim on a valid complaints basis, includes direct staff costs and associated overhead - excluding FOS fees.

Interest that will be payable on successful complaints has been included in the provision as has the estimated cost to the Group of administering the redress process. There are uncertainties as to the eventual cost of redress which will depend on actual complaint volumes, take up and uphold rates and average redress costs. Assumptions related to these are inherently uncertain and the ultimate financial impact may be different from the amount provided. We continue to monitor the position closely and refresh the underlying assumptions.

Background information in relation to PPI claims is given in Note 30.

(2)In the US, the Group is subject to civil litigation and various investigations relating to its issuance and underwriting of US mortgage-backed securities (RMBS). Additional charges of US$92 million (£71 million) and US$333 million (£258 million) were taken in Q2 2017 and Q4 2017 respectively, in connection with these matters, resulting in a year to date charge of US$774 million (£600 million). Detailed descriptions of the Group’s legal proceedings and discussion of the associated uncertainties are given in Note 30.

In July 2017, the RBS Group reached a settlement with the Federal Housing Finance Agency (FHFA) as conservator of Fannie Mae and Freddie Mac, to resolve claims by FHFA in relation to the RBS Group’s issuance and underwriting of approximately US$32 billion (£25 billion) of RMBS in the US. As part of the settlement, FHFA’s outstanding litigation against the RBS Group relating to those securities was withdrawn.

Under the settlement, the RBS Group paid FHFA US$5.5 billion (£4.2 billion), of which US$754 million (£581 million) was reimbursed to the RBS Group under indemnification agreements with third parties. The cost to the RBS Group (net of the indemnity mentioned above) of US$4.75 billion (£3.65 billion) was largely covered by then-existing provisions but an incremental charge of US$196 million (£151 million) was recorded in Q2 2017 in relation to the settlement.

(3)The Group is party to certain legal proceedings and regulatory investigations and continues to co-operate with a number of regulators. All such matters are periodically reassessed with the assistance of external professional advisers, where appropriate, to determine the likelihood of the Group incurring a liability and to evaluate the extent to which a reliable estimate of any liability can be made. Details of these investigations and a discussion of the nature of the associated uncertainties are given in Note 30.

(4)The majority of property provisions relate to vacant leasehold property and comprise the present value of the shortfall between rentals payable and rentals receivable from sub-letting. Other provisions include restructuring provisions of £110 million principally in relation to termination benefits.